Exhibit 10.46

CORPORATE GUARANTY

THIS CORPORATE GUARANTY (as amended, modified, supplemented, substituted, extended or renewed from time to time, this "Guaranty"), dated as of April 10, 2019, is made by SPAR MARKETING FORCE, INC., a Nevada corporation ("US Borrower"), SPAR CANADA COMPANY, an unlimited company organized under the laws of Nova Scotia ("Canadian Borrower"), SPAR GROUP, INC., a Delaware corporation, SPAR ACQUISITION, INC., a Nevada corporation, SPAR CANADA, INC., a Nevada corporation, SPAR TRADEMARKS, INC., a Nevada corporation, and SPAR ASSEMBLY & INSTALLATION, INC., a Nevada corporation (collectively, "Guarantors", and each individually, a "Guarantor"), each with an office at 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604, in favor of NORTH MILL CAPITAL LLC, a Delaware limited liability company ("Lender"), with an office at 821 Alexander Road, Suite 130, Princeton, New Jersey 08540.

WHEREAS, each of US Borrower and Canadian Borrower (collectively, "Borrowers") is now and may in the future be indebted to Lender for loans and advances and other financial accommodations made or to be made by Lender to or on behalf of US Borrower and Canadian Borrower, as applicable, and

WHEREAS, to induce Lender to make and/or to continue to make loans and other financial accommodations to or on behalf of US Borrower and Canadian Borrower, each Guarantor has agreed to execute and deliver a guaranty of all present and future liabilities of US Borrower and Canadian Borrower to Lender pursuant to the Loan Agreement (defined below).

NOW, THEREFORE, in consideration of the foregoing premises to induce Lender to make loans, advances and other financial accommodations to or on behalf of US Borrower and Canadian Borrower, and with full knowledge that said loans, advances and other financial accommodations would not be issued without this Guaranty, each Guarantor agrees as follows:

1.     The term "Liability of Borrowers" shall include all Obligations and all other obligations and liabilities, direct or indirect, absolute or contingent, joint and several, now or hereafter existing, due or to become due of each of US Borrower and Canadian Borrower to, or held or to be held by Lender for its own account or as agent for others, whether created directly or acquired by assignment or otherwise, including, without limitation, all principal of and interest (including without limitation any post-petition interest on all obligations at the rate set forth in the appropriate loan documents, accruing whether or not granted or permitted in any bankruptcy or similar insolvency proceeding) and fees and all costs and expenses, including reasonable attorney's fees, on all present and future liabilities and indebtedness of each of US Borrower and Canadian Borrower to Lender under that certain Loan and Security Agreement dated April 10, 2019, among US Borrower, Canadian Borrower and Lender (as amended, modified, supplemented, substituted, extended or renewed from time to time, the "Loan Agreement"), whether or not the same involve modifications to interest rates or other payment terms of such indebtedness, obligations or liabilities. This Guaranty has been executed and delivered pursuant to and shall be governed by and construed in accordance with the provisions of the Loan Agreement, the provisions of the Loan Agreement are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between this Guaranty and the Loan Agreement, the applicable provision of the Loan Agreement shall control, govern and be given effect. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Loan Agreement or other relevant Loan Document (as defined in the Loan Agreement). This Guaranty is secured by the Collateral granted to the Lender by each Guarantor in the Loan Documents.

2.     Each Guarantor hereby jointly and severally guarantees the full, prompt and unconditional payment when due of each and every Liability of Borrowers to Lender, now existing or hereafter incurred, whether matured or unmatured, and the full, prompt, and unconditional performance of every term and condition of any transaction to be kept and performed by each of US Borrower and Canadian Borrower to Lender. This Guaranty is a primary obligation of each Guarantor and shall be a continuing inexhaustible Guaranty without limitation as to the amount or duration and may not be revoked except by notice (the "Notice") in writing to Lender received at least thirty (30) days prior to the date set for such revocation; provided, however, no Notice shall affect the liability under this Guaranty for any such Liability of Borrowers arising prior to the date set for revocation whether made before or after the Notice.

3.     Each Guarantor hereby represents and warrants the following:

(A)     Each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware or Nevada or the Province of Nova Scotia, as applicable.

(B)     Each Guarantor has the power to execute, deliver and carry out the terms and provisions of this Guaranty. This Guaranty has been duly executed and delivered by each Guarantor and constitutes such Guarantor's binding, valid and enforceable obligation, enforceable in accordance with its terms, except as enforcement thereof may be limited, modified or prevented by any law relating to bankruptcy, insolvency or the like.

(C)     Each Guarantor is not in default in any material respect under any indenture, mortgage, deed of trust or other instrument to which such Guarantor is a party or by which such Guarantor or any of such Guarantor's assets may be bound. The execution and delivery of this Guaranty, the consummation of the transactions herein contemplated and the compliance with the provisions hereof will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, will not conflict with, or result in the material breach of, or constitute a material default under, any indenture, mortgage, deed of trust, agreement or other instrument to which any Guarantor is a party or by which any Guarantor may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of any Guarantor thereunder.

(D)     Each Guarantor's most recent financial statements furnished to Lender accurately represent in all material respects such Guarantor's financial condition as of the date thereof, and there has been no material adverse change in such condition from the date of said financial statements to the date hereof.

(E)     Each Guarantor has relied upon such Guarantor's own due diligence in making such Guarantor's own independent evaluation and appraisal of Borrowers, each Borrower's business affairs and financial condition including the Liability of Borrowers to Lender; each Guarantor will continue to be responsible for making such Guarantor's own independent appraisal of such matters; and no Guarantor has relied upon and will not hereafter rely upon Lender for information regarding Borrowers, any Collateral (as defined in the Loan Agreement) or the Liability of Borrowers to Lender.

4.     Without incurring responsibility to each Guarantor and without impairing or releasing any Guarantor's obligation hereunder, Lender may at any time and from time to time, without the consent of or notice to any Guarantor, upon any terms or conditions:

(A)     Change the manner, place or terms of payment (including changes to interest rates, fees and charges) and/or change or extend from time to time the time for payment or renew or alter the Liability of Borrowers or any security therefor, and this Guaranty shall apply to the Liability of Borrowers as so changed, extended, renewed or altered;

(B)     Sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged, mortgaged or in which a lien is given to secure the Liability of Borrowers or the indebtedness of any of the Obligors, as such term is defined below, to Lender;

(C)     Exercise or refrain from exercising any rights against any Borrower or any surety, endorser or guarantor (including any Guarantor) (collectively, the "Obligors") or against any security, or otherwise act or refrain from acting;

(D)     Release, settle or compromise any Liability of Borrowers or any obligation of any Obligor, dispose of any security therefor, with or without consideration, or any liability incurred directly or indirectly in respect thereof or hereof;

(E)     Apply any sums by whomsoever paid or howsoever realized to any Liability of Borrowers; and

(F)     Take or refrain from taking any or all actions against any Borrower, any Obligor, or any of the security, whether similar or dissimilar to the foregoing.

     5.     (A)     No invalidity, irregularity or unenforceability of all or any part of the Liability of Borrowers, failure to perfect on or the impairment or loss of any security therefor, whether caused by any actions or inactions of Lender, or otherwise, shall affect, impair or be a defense to this Guaranty.

(B)     Each Guarantor hereby waives any right of subrogation to any security.

(C)     Each Guarantor hereby expressly reserves and retains each and every claim, right or remedy any Guarantor may now have or hereafter acquire against any Borrower or any other Guarantor that arises hereunder and/or as a result of any Guarantor's performance hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against any Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise; provided, however, that each and every such claim, right or remedy is hereby subordinated to, and may not be exercised or enforced by any Guarantor unless and until payment in full in legal tender of, all of the then outstanding Liability of Borrowers. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Lender, and shall forthwith be paid to Lender to be credited and applied to the Liability of Borrowers and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Agreement, or to be held as Collateral for any Liability of Borrowers or other amounts payable under this Guaranty thereafter arising.

6.     Upon an Event of Default, as defined in the Loan Agreement, under the Liability of Borrowers, Lender may, without notice to any Guarantor, declare the outstanding Liability of Borrowers immediately due and payable by written notice to Borrowers and demand payment from Guarantors in a written notice (provided, that any such written notice may be contained in an electronically transmitted PDF and combined with other notices). If Lender refers this Guaranty to an attorney for collection, Guarantors shall pay Lender any and all reasonable attorneys' fees and other costs and expenses incurred by Lender in enforcing Lender's rights hereunder.

     7.     (A)     In addition to all liens upon and rights of setoff against the monies, securities or other property of any Guarantor given to Lender by law, Lender shall have, with respect to each Guarantor's indebtedness to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and each Guarantor hereby assigns, conveys, delivers, pledges and transfers to Lender all of such Guarantor's right, title and interest in and to, all deposits, moneys, securities, and other property of such Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to any Guarantor at any time after the occurrence and during the continuance of an Event of Default. No security interest or right of setoff shall be deemed to have been waived by any act or condition on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender or payment in full in legal tender of all Liability of Borrowers, whichever occurs first.

(B)     In the event that for any reason whatsoever any Borrower is now or shall hereafter become indebted for borrowed money to any Guarantor in the event of insolvency and consequent liquidation of the assets of any Borrower through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation or otherwise, such Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all respects to all sums, including principal and interest and other amounts, at any time owing on the Liability of Borrowers to Lender, and such Guarantor shall not be entitled to enforce or receive payment thereof until the Liability of Borrowers to Lender is paid in full, whether or not any Borrower becomes insolvent. For clarity, intercompany advances between the Loan Parties are book entries, are not loans for money borrowed, are not evidenced by notes or other instruments and are periodically adjusted for intercompany purposes. In the event of insolvency and consequent liquidation of the assets of any Borrower through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation or otherwise, the assets of such Borrower applicable to the payment of the claims of both Lender and Guarantors shall be paid to Lender and shall be applied first by Lender to the Liability of Borrowers to Lender. Each Guarantor does hereby assign to Lender as additional Collateral all claims which such Guarantor may have or acquire against any Borrower or any other Guarantor or against any assignees or trustee in bankruptcy of any Borrower or any Guarantor, provided, however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the outstanding Liability of Borrowers to Lender until such assignment is specifically waived or released by an instrument in writing executed by Lender or payment in full in legal tender of all Liability of Borrowers, whichever occurs first.

(C)     If a claim is ever made upon Lender for repayment or recovery of any amount or amounts received by Lender in payment or on account of any of the Liability of Borrowers and Lender repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property, or (ii) any settlement or compromise of any such claim effected by Lender with any such claimant (including any Borrower), then, and in such event, each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any instrument evidencing any Liability of Borrowers, and each Guarantor shall be liable to Lender under this Guaranty for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

(D)     This Guaranty shall remain in full force and effect, and shall be automatically reinstated, without any further action on the part of the Lender, if Lender is required, in any bankruptcy, insolvency or other proceeding involving any Borrower, to return or rescind any payment made to, or value received by, Lender from or for the account of any Borrower. This paragraph shall remain in full force and effect notwithstanding any revocation or termination of this Guaranty or release by Lender of any Guarantor.

(E)     Settlement of any claim by Lender against any Borrower or any other Obligor, whether in any proceedings or not, and whether voluntary or involuntary, shall not reduce the amount due under this Guaranty except to the extent of any amount actually received by Lender under any such settlement that is applied to the Liability of Borrowers.

(F)     All rights, powers and remedies of Lender hereunder and under any agreement(s) between any Borrower or any other Obligor and Lender, now, or at any time hereafter in force, shall be cumulative and not alternative, and shall be in addition to all rights, powers and remedies given to Lender by law or at equity.

(G)     No delay on the part of Lender in exercising any of its options, powers or rights or partial or single exercise thereof shall constitute a waiver thereof. No waiver of any of Lender's rights hereunder and no modification or amendment of this Guaranty shall be deemed to be made by Lender unless the same shall be in writing, executed on behalf of Lender by a duly authorized officer, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of any Guarantor to Lender in any other respect at any other time.

(H)     Each Guarantor hereby authorizes Lender, in its sole discretion, to disclose any financial or other information about such Guarantor to any present, future or prospective participant or successor in interest in any loan, Advance or other financial accommodation to US Borrower or Canadian Borrower from Lender, or any regulatory body or agency having jurisdiction over Lender.

(I)     Each Guarantor shall indemnify, defend and hold Lender and any member, officer, director, investor, bank group member, official, agent, employee and attorney of Lender, and their respective heirs, successors and assigns (collectively, the "Indemnified Parties"), harmless from any claim, cause of action, demand, or other matter that is brought or threatened against any Indemnified Party by any Borrower, or by any third party (except to the extent caused by the gross negligence or willful misconduct of any of the Indemnified Parties), including, without limitation, any receiver, trustee, or other person appointed in any bankruptcy, insolvency, or other proceeding involving any Borrower, and from all costs and expenses (including, without limitation, attorney's fees and expenses) relating to or arising out of Lender's relationship with any Borrower (each of which may be defended, compromised, settled, or pursued with counsel of Lender's selection) but at such Guarantor's risk and expense. This paragraph shall remain in full force and effect notwithstanding any termination of this Guaranty or release by Lender of any Guarantor.

(J)     Each Guarantor's obligation to pay and perform in accordance with the terms of this Guaranty, any remedy for the enforcement thereof and/or the amount of the Liability of Borrowers shall not be impaired, modified, changed, stayed, released or limited in any manner whatsoever by any impairment, modification, change, discharge, release, limitation or stay of the Liability of Borrowers or the obligations of any of the Obligors or any Obligor's estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), or other statute, state, provincial or federal, or from the decision of any court interpreting any of the same, and each Guarantor shall be obligated under this Guaranty and the amount of the Liability of Borrowers shall for the purposes of this Guaranty be determined as if no such impairment, stay, modification, change, discharge, release or limitation had occurred.

(K)     Each Guarantor waives notice of acceptance of this Guaranty and notice of any Liability of Borrowers to which notice may apply and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor and all other notices to Borrowers to which such Guarantor might otherwise be entitled or which might be required by law to be given to such Guarantor by Lender.

(L)     This Guaranty shall be binding upon each Guarantor and its successors and shall inure to the benefit of Lender, its successors and assigns. This Guaranty shall be construed in accordance with the laws of the State of New Jersey, without regard to principles of conflicts of law.

(M)     Each Guarantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New Jersey or any federal court in such State in connection with any action or proceeding arising out of or related to this Guaranty. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any right such Guarantor may have to assert the doctrine of "forum non conveniens" or to object to venue to the extent any proceeding is brought in the State of New Jersey in accordance with this paragraph. In any such litigation, each Guarantor waives personal service of any summons, complaint or other process and agrees that service may be made by certified or registered mail to such Guarantor, at the address provided herein. Each Guarantor agrees that any action brought by any Guarantor against Lender shall be commenced and maintained only in a court in the federal judicial district or county in which Lender has its principal place of business in New Jersey. Nothing in this Guaranty restricts the right of Lender to bring legal actions or other proceedings in any other competent jurisdiction.

(N)     Nothing herein shall in any way be deemed to limit the ability of Lender to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any Guarantor in such other jurisdictions, and in such manner as may be permitted by applicable law.

(O)     Each Guarantor agrees to furnish to Lender within 110 days of the end of each year a financial statement in form satisfactory to Lender and a copy of such Guarantor's federal, provincial and state income tax returns (including all schedules thereto), as applicable, within thirty (30) days of filing same.

(P)     If Guarantor consists of more than one person, the liabilities and obligations of each such person shall be joint and several and the word "Guarantor" means each of them, any of them and/or all of them.

(Q)     As used herein, the singular shall include the plural, the plural shall include the singular and the use of the masculine, feminine or neuter gender shall include all genders.

(R)     EACH GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION UNDER OR RELATING TO THIS GUARANTY AND TO THE LIABILITY OF BORROWER TO LENDER.

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IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the date first above written.

WITNESS OR ATTEST:		SPAR MARKETING FORCE, INC., a Nevada corporation

By:		By:
	Name:		Name: James R. Segreto
	Title:		Title: Chief Financial Officer, Secretary and Treasurer

WITNESS OR ATTEST:		SPAR CANADA GROUP, an unlimited company organized under the laws of Nova Scotia

By:		By:
	Name:		Name: James R. Segreto
	Title:		Title: Chief Financial Officer, Secretary and Treasurer

WITNESS OR ATTEST:		SPAR GROUP, INC., a Delaware corporation

By:		By:
	Name:		Name: James R. Segreto
	Title:		Title: Chief Financial Officer, Secretary and Treasurer

WITNESS OR ATTEST:		SPAR ACQUISITION, INC., a Nevada corporation

By:		By:
	Name:		Name: James R. Segreto
	Title:		Title: Chief Financial Officer, Secretary and Treasurer

WITNESS OR ATTEST:		SPAR CANADA, INC., a Nevada corporation

By:		By:
	Name:		Name: James R. Segreto
	Title:		Title: Chief Financial Officer, Secretary and Treasurer

WITNESS OR ATTEST:		SPAR TRADEMARKS, INC., a Nevada corporation

By:		By:
	Name:		Name: James R. Segreto
	Title:		Title: Chief Financial Officer, Secretary and Treasurer

WITNESS OR ATTEST:		SPAR ASSEMBLY & INSTALLATION, INC., a Nevada corporation

By:		By:
	Name:		Name: James R. Segreto
	Title:		Title: Chief Financial Officer, Secretary and Treasurer